EXHIBIT 21

Name	Jurisdiction	Owner of Shares
Coca-Cola Enterprises Inc. (“CCE”)	Delaware	N/A
Tradenames:
Alabama Coca-Cola Bottling Company
Alexandria Coca-Cola Bottling Company
Atlanta Ice Makers
Austin Coca-Cola Bottling Company
Beaumont Coca-Cola Bottling Company
Big Bend Coca-Cola Bottling Company
Bluegrass Coca-Cola Bottling Company
Brevard Coca-Cola Bottling Company
Brooksville Coca-Cola Bottling Company
Burlington Coca-Cola Bottling Company
Cameron Coca-Cola Bottling Company, Inc.
Canners of Eastern Arkansas
CCE Bottling Group
CCE-South
Central States Coca-Cola Bottling Company
Centralia Coca-Cola Bottling Company
Champaign Coca-Cola Bottling Company
Cincinnati Coca-Cola Bottling Company
Circleville Coca-Cola Bottling Company
Coca-Cola Bottling Company of Alamogordo
Coca-Cola Bottling Company of Albany
Coca-Cola Bottling Company of Arkansas
Coca-Cola Bottling Company of Bloomington
Coca-Cola Bottling Company of Clarksdale
Coca-Cola Bottling Company of Clovis
Coca-Cola Bottling Company of Cody
Coca-Cola Bottling Company of Colorado/Northern Wyoming
Coca-Cola Bottling Company of Columbus
Coca-Cola Bottling Company of Cookeville
Coca-Cola Bottling Company of Dayton
Coca-Cola Bottling Company of Eastern Great Lakes
Coca-Cola Bottling Company of Flippin
Coca-Cola Bottling Company of Gillette
Coca-Cola Bottling Company of Glen Falls
Coca-Cola Bottling Company of Goodland
Coca-Cola Bottling Company of Greeley
Coca-Cola Bottling Company of Greenfield
Coca-Cola Bottling Company of Greenville
Coca-Cola Bottling Company of Hobbs
Coca-Cola Bottling Company of Las Vegas
Coca-Cola Bottling Company of Leesville
Coca-Cola Bottling Company of Little Rock
Coca-Cola Bottling Company of Louisville
Coca-Cola Bottling Company of Marianna
Coca-Cola Bottling Company of Miami

Name	Jurisdiction	Owner of Shares
Coca-Cola Bottling Company of Michigan
Coca-Cola Bottling Company of Minot
Coca-Cola Bottling Company of Mississippi
Coca-Cola Bottling Company of Morrilton
Coca-Cola Bottling Company of Mt. Pleasant
Coca-Cola Bottling Company of Muskegon
Coca-Cola Bottling Company of New England
Coca-Cola Bottling Company of North Texas
Coca-Cola Bottling Company of Northern Wyoming
Coca-Cola Bottling Company of Ohio
Coca-Cola Bottling Company of Ohio/Kentucky
Coca-Cola Bottling Company of Oneonta
Coca-Cola Bottling Company of Ottumwa
Coca-Cola Bottling Company of Pittsfield
Coca-Cola Bottling Company of Port Huron
Coca-Cola Bottling Company of Providence
Coca-Cola Bottling Company of Riverton
Coca-Cola Bottling Company of Rochester
Coca-Cola Bottling Company of Roswell
Coca-Cola Bottling Company of Rutland
Coca-Cola Bottling Company of Sardis
Coca-Cola Bottling Company of Searcy
Coca-Cola Bottling Company of Sheridan
Coca-Cola Bottling Company of Shreveport
Coca-Cola Bottling Company of South Arkansas
Coca-Cola Bottling Company of St. Louis
Coca-Cola Bottling Company of Syracuse
Coca-Cola Bottling Company of Texarkana
Coca-Cola Bottling Company of the Southwest
Coca-Cola Bottling Company of Toledo
Coca-Cola Bottling Company of Trinidad
Coca-Cola Bottling Company of Utica
Coca-Cola Bottling Company of Vicksburg
Coca-Cola Bottling Company of Watertown
Coca-Cola Bottling Company of West Plains
Coca-Cola Bottling Company of West Point/LaGrange
Coca-Cola Enterprises – Atlanta Region
Coca-Cola Enterprises Bottling Companies
Colorado Coca-Cola Bottling Company
Colorado Springs Coca-Cola Bottling Company
Dallas Coca-Cola Bottling Company
Danville Coca-Cola Bottling Company
Dayton Coca-Cola Bottling Company
Daytona Coca-Cola Bottling Company
Decatur Coca-Cola Bottling Company
Denver Coca-Cola Bottling Company
Dr Pepper Bottling Company of Detroit
Dr Pepper Bottling Company of New Orleans

Name	Jurisdiction	Owner of Shares
DuQuoin Coca-Cola Bottling Company
Elyria Coca-Cola Bottling Company
Enterprises Media
Enterprises Technology Centre
Erie Coca-Cola Bottling Company
Evangeline Coca-Cola Bottling Company
Evansville Coca-Cola Bottling Company
Findlay Coca-Cola Bottling Company
Florida Coca-Cola Bottling Company
Ft. Myers Coca-Cola Bottling Company
Ft. Pierce Coca-Cola Bottling Company
Gainesville Coca-Cola Bottling Company
Galesburg Coca-Cola Bottling Company
Great Lakes Canning
Great Plains Bottlers and Canners
Greenwood Coca-Cola Bottling Co.
Highlands Coca-Cola Bottling Company
Hopkinsville Coca-Cola Bottling Company
Houston Coca-Cola Bottling Company
Hygeia Coca-Cola Bottling Company
Jackson Coca-Cola Bottling Company
Jacksonville Coca-Cola Bottling Company
Jasper Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Company
Johnston Coca-Cola Bottling Group
Johnston Coca-Cola Bottling Group, Inc.
Jonesboro Coca-Cola Bottling Company
Lamar Coca-Cola Bottling Company
Lincoln Coca-Cola Bottling Company
Longview Coca-Cola Bottling Company
Louisville Coca-Cola Bottling Company
Magnolia Coca-Cola Bottling Company
Mansfield Coca-Cola Bottling Company
Mid-America Packaging Company
Mid-States Coca-Cola Bottling Company
Midwest Coca-Cola Bottling Company
Moak Bottling Co.
Nacogdoches Coca-Cola Bottling Company
Natchez Coca-Cola Bottling Company
Newark Coca-Cola Bottling Company
Ocala Coca-Cola Bottling Company
Olney Coca-Cola Bottling Company
Orlando Coca-Cola Bottling Company
Ouachita Coca-Cola Bottling Company
Peoria Coca-Cola Bottling Company
Perryton Coca-Cola Bottling Company
Peru Coca-Cola Bottling Company
Portsmouth Coca-Cola Bottling Company
Pueblo Coca-Cola Bottling Company

Name	Jurisdiction	Owner of Shares
Punta Gorda Coca-Cola Bottling Company
Rome Coca-Cola Bottling Company
San Antonio Coca-Cola Bottling Company
Sarasota Coca-Cola Bottling Company
Shreveport Coca-Cola Bottling Company
Southwest Coca-Cola Bottling Company
Southwest Coca-Cola Bottling Company, Inc.
Southwest Dr Pepper Bottling Company
Springfield Coca-Cola Bottling Company
St. Petersburg Coca-Cola Bottling Company
Sulphur Springs Coca-Cola Bottling Company
Tallahassee Coca-Cola Bottling Company
Tampa Coca-Cola Bottling Company
Tarpon Springs Coca-Cola Bottling Company
The Akron Coca-Cola Bottling Company
The Angleton Coca-Cola Bottling Company
The Atlanta Coca-Cola Bottling Company
The Brenham Coca-Cola Bottling Company
The Cleveland Coca-Cola Bottling Company
The Coca-Cola Bottling Company of Brownsville
The Coca-Cola Bottling Company of Cedar Rapids
The Coca-Cola Bottling Company of Champaign
The Coca-Cola Bottling Company of Duquoin
The Coca-Cola Bottling Company of Evansville
The Coca-Cola Bottling Company of Jackson
The Coca-Cola Bottling Company of Memphis, Tenn.
The Coca-Cola Bottling Company of Mid-America
The Coca-Cola Bottling Company of New Iberia
The Coca-Cola Bottling Company of New York
The Coca-Cola Bottling Company of Northern Ohio
The Coca-Cola Bottling Company of Paducah/Hopkinsville
The Coca-Cola Bottling Company of Paris
The Coca-Cola Bottling Company of Peoria
The Coca-Cola Bottling Company of Peru
The Coca-Cola Bottling Company of San Angelo
The Coca-Cola Bottling Company of Sherman
The Coca-Cola Bottling Company of Springfield
The Coca-Cola Bottling Company of St. Louis
The Coca-Cola Bottling Group (Southwest)
The Conroe Coca-Cola Bottling Company
The El Campo Coca-Cola Bottling Company
The Louisiana Coca-Cola Bottling Company
The Mid-Atlantic Coca-Cola Bottling Company
Tri-State Coca-Cola Bottling Company
Twinsburg Production
Tyler Coca-Cola Bottling Company
Valdosta Coca-Cola Bottling Company
Victoria Coca-Cola Bottling Company

Name	Jurisdiction	Owner of Shares
Waco Coca-Cola Bottling Company
Youngstown Coca-Cola Bottling Company

BCI Coca-Cola Bottling Company of Los Angeles (“BCI”)	Delaware	CCE

Tradenames:
BCI Coca-Cola Bottling Company of Bellingham
Coca-Cola Bottling Company of Albuquerque
Coca-Cola Bottling Company of California
Coca-Cola Bottling Company of Cathedral City
Coca-Cola Bottling Company of Eureka, California
Coca-Cola Bottling Company of Cochise County
Coca-Cola Bottling of Gallup
Coca-Cola Bottling Company of Hawaii
Coca-Cola Bottling Company of Imperial Valley
Coca-Cola Bottling Company of Klamath Falls
Coca-Cola Bottling Company of Las Vegas
Coca-Cola Bottling Company of Los Angeles
Coca-Cola Bottling Company of Montana
Coca-Cola Bottling Company of Northern California
Coca-Cola Bottling Company of Northern Wyoming
Coca-Cola Bottling Company of the Northwest
Coca-Cola Bottling Company of Oregon
Coca-Cola Bottling Company of Port Angeles
Coca-Cola Bottling Company of Redding
Coca-Cola Bottling Company of San Diego
Coca-Cola Bottling Company of Southern California
Coca-Cola Bottling Company of Spokane
Coca-Cola Bottling Company of Washington
Coca-Cola Bottling Company West
Coca-Cola Enterprises Bottling Companies
Diamond Head Beverages
Enterprises Media
Las Cruces Coca-Cola Bottling Company
Medford Coca-Cola Bottling Company
Pacific Coca-Cola Bottling Company
Pacific Coca-Cola Bottling Company of Marysville
Phoenix Coca-Cola Bottling Company
Prescott Coca-Cola Bottling Company
The Coca-Cola Bottling Company of Bakersfield
The Coca-Cola Bottling Company of Bellingham
The Coca-Cola Bottling Company of Bishop
The Coca-Cola Bottling Company of Carson
The Coca-Cola Bottling Company of Downey
The Coca-Cola Bottling Company of El Centro
The Coca-Cola Bottling Company of Lancaster
The Coca-Cola Bottling Company of Orange
The Coca-Cola Bottling Company of Santa Maria
The Coca-Cola Bottling Company of Sylmar

Name	Jurisdiction	Owner of Shares
The Coca-Cola Bottling Company of Rancho Cucamonga
The Coca-Cola Bottling Company of Tucson
The Coca-Cola Bottling Company of Ventura
The Coca-Cola Bottling Company of Victorville
The Coca-Cola, Dr Pepper Bottling Company of Albuquerque
Yuma Coca-Cola Bottling Company

Bottling Holdings (International) Inc. (“BHI”)	Delaware	CCE

Bottling Holding Company (“BHC”)	Delaware	CCE

Bryan Coca-Cola Bottling Company	Texas	CSL

Tradenames:

Coca-Cola Enterprises Bottling Companies

Caribbout (VI) Inc.	U.S. Virgin Islands	BHC

Tradenames:
The Coca-Cola Bottling Company of the Virgin Islands (St. Thomas)
The Coca-Cola Bottling Company of the Virgin Islands (St. Croix)

Coca-Cola Bottlers’ Sales & Services Company LLC	Delaware	CCE

Coca-Cola Enterprises (International) Inc.	Delaware	CCE

CSL of Texas, Inc.	Texas	CCE

Enterprises Acquisition Company, Inc.	Delaware	CCE

Enterprises Management Inc.	Delaware	CCE

Tradenames:

Enterprises Management Inc.
Coca-Cola Enterprises Management Inc.
Bottling Enterprises Management Inc.
Enterprises Management Inc. (Delaware)
Bottling Enterprises Management
Bottling Enterprises Management Inc.

Goal Standard Company	Michigan	CCE

Hondo Incorporated	Indiana	CCE

Tradenames:

CCE Bottling Group
Coca-Cola Bottling Company of Chicago
Coca-Cola Bottling Company of Indiana

Name	Jurisdiction	Owner of Shares
Coca-Cola Bottling Company of Indianapolis, Inc.

Coca-Cola Bottling Company of Marion, Indiana, Inc.
Coca-Cola Bottling Company of Wisconsin
Coca-Cola Bottling Company, Inc.
Coca-Cola Enterprises Bottling Companies
Liquid Carbonation Systems
Northern Indiana Coca-Cola Bottling Company, Inc.
Tri-State Coca-Cola Bottling Company

Johnston Packaging Company	Tennessee	CCE

Tradenames:
Coca-Cola Bottling Company of Memphis-West Memphis Production Center

The Laredo Coca-Cola Bottling Company, Inc.	Texas	CCE

Tradenames:
Coca-Cola Enterprises Bottling Companies
Enterprises Media
McAllen Coca-Cola Bottling Company
Valley Coca-Cola Bottling Company

Mid-America Waste Water Treatment, Inc.	Delaware	CCE

New Jersey Bottling Urban Renewal Corporation	New Jersey	CCE

Roddy Coca-Cola Bottling Company, Inc.	Tennessee	CCE

Tradenames:
Coca-Cola Enterprises—Atlanta Region
Coca-Cola Enterprises Bottling Companies
Dr Pepper Bottling Company of Knoxville
Dr Pepper Company of Knoxville
Knoxville Coca-Cola Bottling Company

Texas–Cola Leasing Company LP, LLLP	Delaware	TEXAS (TWO)

Tradenames:

Coca-Cola Enterprises Bottling Companies

Texas (One) Equiphold LLC	Delaware	CCE

Texas (Two) Equiphold LLC	Delaware	CCE

Vending Holding Company	Georgia	CCE

The Wave Insurance Company, Ltd.	Bermuda	CCE

The Camp Coca-Cola Foundation, Inc.	Delaware	Non-Profit Corporation

Name	Jurisdiction	Owner of Shares

The Coca-Cola Enterprises Charitable Foundation	Delaware	Non-Profit Corporation

Sources Chaudfontaine (“SC”)	Belgium	CCEB

Coca-Cola Enterprises Belgium (“CCEB”)	Belgium	BHN

Coca-Cola Enterprises Services (“CCES”)	Belgium	SL

3072009 Nova Scotia Limited	Nova Scotia	CCBC

Bottling Holdings (Canada) ULC	Nova Scotia	KOC

Coca-Cola Bottling Company (“CCBC”)	Nova Scotia	KOC

Tradenames:

Atlantic Coca-Cola Bottling
Atlantic Coca-Cola Bottling (Embouteillage Coca-Cola Atlantique)
Breuvages Coca-Cola
Breuvages Coca-Cola Du Quebec
Coca-Cola Beverages
Coca-Cola Beverages of Quebec
Coca-Cola Bottling
Coca-Cola Bottling Company (Canada)
Coca-Cola Enterprises Bottling Companies
Compagnie D’Embouteillage Coca-Cola
Embouteillage Coca-Cola

Coca-Cola Enterprises (Canada) Bottling Finance Company	Nova Scotia	CCE INVESTMENTS

Enterprises KOC Acquisition Company (“KOC”)	Nova Scotia	CCEB

Bottling Holding France (“BHF”)	France	BHN

Coca-Cola Entreprise SAS (“ENTREPRISE”)	France	BHF

Coca-Cola Production	France	BHN

Coca-Cola Immobilier (“IMMOBILIER”)	France	ENTREPRISE

Amalgamated Beverages Great Britain Ltd. (“ABGB”)	Great Britain	CCE GB

Bottling Great Britain Ltd. (“BGB”)	Great Britain	SL

Coca-Cola Enterprises Europe Ltd.	Great Britain	CCE GB

Coca-Cola Enterprises Great Britain Plc (“CCE GB”)	Great Britain	CCE UK

Coca-Cola Enterprises UK Ltd. (“CCE UK”)	Great Britain	BGB

Coca-Cola Enterprises Ltd. (“CCEL”)	Great Britain	ABGB

Name	Jurisdiction	Owner of Shares

Coca-Cola Enterprises Pension Scheme Trustee Ltd.	Great Britain	CCEL

Bottling Holdings (Luxembourg) (“BHL”)	Luxembourg	BHI

Bottling Holdings Investment (Luxembourg)	Luxembourg	CCE HL

CCE Holdings (Luxembourg) (“CCE HL”)	Luxembourg	BHI

CCE Holdings (Luxembourg) Commandite	Luxembourg	BHI

CCE Investments (“CCE INVESTMENTS”)	Luxembourg	SL

Soutirages Luxembourgeois (“SL”)	Luxembourg	BHL

Classic Brand Europe Ltd.	Ireland	SL

Bottling Holdings (Netherlands) B.V. (“BHN”)	The Netherlands	BHL

Bottling Investments (Netherlands) B.V.	The Netherlands	BHI

Coca-Cola Enterprises Nederland B.V.	The Netherlands	BHN